Roundhill Video Games ETF
Schedule of Investments
September 30, 2024 (Unaudited)
COMMON STOCKS - 99.5%	Shares	Value
Internet - 5.5%
NCSoft Corp. (b)	2,677	$390,997
Webzen, Inc. (b)	21,837	286,050
Wemade Co. Ltd. (a)(b)	13,792	358,590
		1,035,637
Software - 78.6%(d)
AppLovin Corp. - Class A (a)(e)	11,199	1,462,029
Capcom Co. Ltd. (b)	27,100	630,515
CD Projekt SA (b)	8,570	389,038
COLOPL, Inc. (b)	80,100	297,351
Com2uS Corp. (b)	11,088	355,271
DeNA Co. Ltd. (b)	27,900	347,775
Electronic Arts, Inc. (e)	9,368	1,343,746
Embracer Group AB (a)(b)	156,197	406,649
Gree, Inc. (b)	98,400	321,946
GungHo Online Entertainment, Inc. (b)	17,500	376,940
IGG, Inc. (a)(b)	941,000	513,658
Kakao Games Corp. (a)(b)	24,467	327,424
Koei Tecmo Holdings Co. Ltd. (b)	35,300	408,304
Konami Group Corp. (b)	6,000	610,109
Krafton, Inc. (a)(b)	2,264	592,965
MIXI, Inc. (b)	16,500	318,373
Modern Times Group AB - Class B (a)(b)	43,640	340,110
Netmarble Corp. (a)(b)(f)	7,811	355,398
Nexon Co. Ltd. (b)	29,000	573,654
Paradox Interactive AB (b)	23,867	423,346
Pearl Abyss Corp. (a)(b)	10,312	304,384
ROBLOX Corp. - Class A (a)	25,485	1,127,966
Square Enix Holdings Co. Ltd. (b)	11,200	445,917
Stillfront Group AB (a)(b)	432,959	278,272
Take-Two Interactive Software, Inc. (a)	7,301	1,122,237
Team17 Group PLC (a)(b)	85,403	309,298
Ubisoft Entertainment SA (a)(b)	19,247	216,954
Unity Software, Inc. (a)(e)	28,834	652,225
		14,851,854
Toys/Games/Hobbies - 15.4%
Bandai Namco Holdings, Inc. (b)	25,000	572,567
Nintendo Co. Ltd. (b)	43,900	2,343,543
		2,916,110
TOTAL COMMON STOCKS (Cost $18,431,401)		18,803,601

SHORT-TERM INVESTMENTS - 11.8%
Investments Purchased with Proceeds from Securities Lending - 11.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.95% (c)	2,168,535	2,168,535

Money Market Funds - 0.3%	Shares
First American Government Obligations Fund - Class X, 4.82% (c)	61,149	61,149
TOTAL SHORT-TERM INVESTMENTS (Cost $2,229,684)		2,229,684

TOTAL INVESTMENTS - 111.3% (Cost $20,661,085)		21,033,285
Liabilities in Excess of Other Assets - (11.3)%		(2,137,611)
TOTAL NET ASSETS - 100.0%		$18,895,674

Percentages are stated as a percent of net assets. PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Foreign issued security, or represents a foreign issued security.
(c)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(d)
To  the  extent  that  the  Fund  invests more  heavily  in  a  particular  industry  or  sector of the  economy,  its performance  will  be  especially sensitive to developments that significantly affect those industries or sectors.

(e)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $2,123,949 which represented 11.2% of net assets.
(f)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2024, the value of these securities total $355,398 or 1.9% of the Fund’s net assets.

Allocation of Portfolio Holdings by Country as of September 30, 2024
(% of Net Assets)
Japan	$7,246,994	38.3%
South Korea	2,971,079	15.7
Sweden	1,448,377	7.7
Singapore	513,658	2.7
Poland	389,038	2.1
United Kingdom	309,298	1.6
France	216,954	1.2
United States	7,937,887	42.0
Liabilities in Excess of Other Assets	(2,137,611)	(11.3)
	$18,895,674	100.0%

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Roundhill Video Games ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$18,803,601	$–	$–	$18,803,601
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	2,168,535
Money Market Funds	61,149	–	–	61,149
Total Investments	$18,864,750	$–	$–	$21,033,285
Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $2,168,535 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.